UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2022 (May 16, 2022)

POWERUP ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 313 8109

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 16, 2022, the board of directors (the “Board”) of PowerUp Acquisition Corp., a Cayman Islands exempted company (the “Company”), appointed Kyle Campbell, as a Class III director of the Company.

The Board has determined that Mr. Campbell is an “independent director” as defined in the Nasdaq listing standards and applicable Securities and Exchange Commission (“SEC”) rules and regulations.

In connection with his appointment to the Board, Mr. Campbell has been appointed to the Audit Committee of the Board.

Since May 2021, Mr. Campbell has served as a senior analyst at Greenhaven Road Capital, a long-term investment manager seeking to invest in opportunities off the beaten path, where he has gained extensive knowledge and experience with SPAC structures, incentives, and PIPE transactions. Mr. Campbell was formerly the Chief Financial Officer of a single-family office, a position he held from 2015 to 2019, where he oversaw all accounting, investment, and capital allocation decisions. Mr. Campbell holds a B.S. degree in Business from Bellevue University and a Master of Business Administration from the Columbia Business School.

In connection with Mr. Campbell’s appointment as a director of the Company, the Company entered into both an indemnity agreement and a letter agreement with Mr. Campbell. Both the indemnity agreement and the letter agreement are substantially similar to those agreements entered into by the Company’s other officers and directors in relation to the Company’s initial public offering.

No family relationships exist between Mr. Campbell and any other directors or executive officers of the Company. There are no arrangements between Mr. Campbell and any other person pursuant to which Mr. Campbell was nominated as a director of the Company. There are no transactions to which the Company is or was a participant and in which Mr. Campbell has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Jack Tretton
		Name:	Jack Tretton
		Title:	Chief Executive Officer, Director

Dated: May 19, 2022

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